Statements of Operations (Unaudited) (USD $)	3 Months Ended
	Dec. 31, 2011	Dec. 31, 2010
OPERATING EXPENSES
General and administrative expenses	$ 53,949	$ 58,986
Depreciation and amortization	2,256	2,143
OPERATING LOSS	(56,205)	(61,129)
Interest income(expense)	19	51
Interest and Debt Expense	(9,127)	(5,899)
Other expenses	(121)	(209)
TOTAL OTHER EXPENSES, NET	(9,229)	(6,057)
LOSS BEFORE INCOME TAX	(65,434)	(67,186)
NET LOSS	(65,434)	(67,186)
Foreign currency translation adjustment	(6,048)	(4,939)
TOTAL COMPREHENSIVE LOSS	$ (71,482)	$ (72,125)
(Loss) earnings per share from continuing operations -basic and diluted	$ (0.02)	$ (0.02)
Weighted average number of common stock outstanding -basic and diluted	3,272,311	3,272,311